UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2020

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NLIGHT, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
5408 NE 88th Street, Building E Vancouver, Washington 98665
(Address, including zip code, of Registrant's principal executive offices)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Equity Awards; Temporary Salary Reductions

On April 7, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of nLIGHT, Inc. (the “Company”) unanimously approved temporary salary reductions, in light of the ongoing COVID-19 crisis, and awards of restricted stock units (“RSUs”) under the Company’s 2018 Equity Incentive Plan (the “Plan”) for members of the Company’s management, including the Company's named executive officers: Scott Keeney, the Company’s president and chief executive officer, Ran Bareket, the Company’s chief financial officer, and Robert Martinsen, the Company’s chief technology officer.
Salary reductions will take effect for the period April 19, 2020 through October 17, 2020 for so long as such named executive officer remains employed with the Company (the "Salary Reduction Period"), and salaries are expected to resume at the current levels following the Salary Reduction Period.
The table below summarizes for each of the Company's named executive officers the salary reductions and the new RSUs that were awarded under the Plan:

Name	Aggregate Salary Reduction Amount during Salary Reduction Period	Temporary Salary Reduction Percentage	Temporary New Annualized Salary	RSUs Granted
Scott Keeney	$100,000	50%	$200,000	9,742
Ran Bareket	$52,000	40%	$156,000	5,066
Rob Martinsen	$23,793	20%	$190,344	2,318
The number of RSUs for each award was calculated based on the named executive officer's aggregate salary reduction amount, divided by the average closing price of the Company’s common stock over the five trading days up to and including the grant date. One-third of the RSUs vest on each of June 30, 2020, September 30, 2020, and December 31, 2020, subject to continued service with the Company through each such vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)

Date:	April 9, 2020	By:	/s/ SCOTT KEENEY
Scott Keeney
President and Chief Executive Officer